SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): September 24, 1999

Commission             Exact Name of Registrant As               IRS Employer
File Number              Specified In Its Charter             Identification No.


1-9874              MidAmerican Energy Holdings Company         94-2213782
                           (An Iowa Corporation)



666 Grand Avenue, P. O. Box 657, Des Moines, Iowa     50303-0657
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code:    515/242-4300



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Item 5.  Other Events.

     On September 24, 1999, the Registrant announced that it has commenced a cash offer for all of its outstanding 9 1/2% Senior Notes due 2006. A copy of the press release issued by the Registrant is attached hereto a Exhibit 1.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibit is filed as part of this report

     1.1 Press Release, dated September 24, 1999.



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                                    Signature



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      MIDAMERICAN ENERGY HOLDINGS COMPANY




                                      /s/ Paul J. Leighton
                                      Paul J. Leighton
                                      Vice President Corporate Law and
                                      Assistant General Counsel




September 24, 1999



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                                    Signature



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      MIDAMERICAN ENERGY HOLDINGS COMPANY






                                      Paul J. Leighton
                                      Vice President Corporate Law and
                                      Assistant General Counsel




September 24, 1999



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                               Exhibit Index

Exhibit No.    Description

   1.1         Press Release, dated September 24, 1999.






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                                                                     Exhibit 1.1

September 24, 1999.



Kevin Waetke, Director -- Corporate Communications     (515) 281-2785

Jodie Stephens, Director -- Investor Relations         (515) 281-2204



          MidAmerican Energy Holdings Company Commences Cash Offer and
                  Consent Solicitation for 9 1/2% Senior Notes
                     Due 2006 of its Predecessor, CalEnergy

DES MOINES, IOWA -- September 24, 1999 -- MidAmerican Energy Holdings Company (NYSE: MEC; PCX and London) announced today that it has commenced a cash offer to repurchase all $121.115 million of its presently outstanding 9 1/2% Senior Notes due 2006 (the "Notes") (CUSIP No. 129466-AD-0), which Notes were initially issued by MidAmerican's predecessor, CalEnergy Company, Inc. The purchase price to be paid for tendered Notes will be based on the present value on the second business day immediately prior to the expiration of the offer of $1,047.50 per $1,000 principal amount of Notes (the redemption price on September 15, 2001, the first date on which the Notes are redeemable) plus scheduled interest payments through that date, discounted at a rate equal to 35 basis points above a U.S. treasury note of like maturity, less a consent payment equal to $20 per $1,000 principal amount of Notes. Based on a recent price for the Treasury reference security, the amount payable, including the consent payment, would be approximately $1,103.01 per $1,000 principal amount of Notes, assuming payment on October 27, 1999. In addition, MidAmerican will pay accrued and unpaid interest (at the current rate under the indenture) to, but not including, the payment date.

In conjunction with the offer, MidAmerican is soliciting consents to eliminate substantially all the restrictive covenants and related provisions in the indenture under which the Notes were issued. Holders who tender their Notes are required to consent to the proposed indenture amendments. The $20 consent payment will be paid only to holders who tender their Notes prior to 5:00 p.m., New York City time, on the date (the "Consent Date") that is the later of October 7, 1999 or the first date thereafter that consents have been received from holders of a majority of the Notes.

The purpose of the offer is to acquire any and all of the outstanding Notes, thereby reducing the Company's aggregate interest expense by retiring the Notes. The purpose of the consent solicitation is to amend or eliminate substantially all of the restrictive covenants and related provisions contained in the Indenture, thereby providing MidAmerican with increased operational and financial flexibility and substantially conforming the restrictive covenants contained in all of the Company's outstanding senior debt indentures. The offer is conditioned on, among other things, the receipt of tenders and consents from the holders of at least a majority in principal amount of the Notes.

                                     -More-
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The offer is expected to expire at midnight,  New York City time, on October 22,
1999, unless extended. Tendered Notes may be withdrawn and related consents may be revoked at any time on or prior to 5:00 p.m., New York City time, on the Consent Date.

The offer and solicitation are subject to a number of conditions which are set forth in the Offer to Purchase and Consent Solicitation Statement. For additional information regarding the offer and consent solicitation, reference should be made to the Offer to Purchase and Consent Solicitation Statement, and the related transmittal documents, copies of which may be obtained from MacKenzie Partners, Inc., the information agent, at (212) 929-5500 or (800) 322-2885. Information concerning the offer, the consent solicitation, the current yield on the Treasury reference security and the offer consideration may be obtained from Lehman Brothers Inc., the dealer manager and solicitation agent, at (212) 528-7581 or (800) 438-3242.

This announcement is not an offer to purchase, a solicitation of an offer to purchase or a solicitation of consents with respect to the Notes. The offer and consent solicitation are being made solely by the Offer to Purchase and Consent Solicitation Statement dated September 24, 1999 and the related Consent and Letter of Transmittal, as the same may be amended from time to time.

MidAmerican Energy Holdings Company, headquartered in Des Moines, Iowa, USA, has approximately 9,800 employees and is the largest publicly traded company in Iowa. Through its retail utility subsidiaries, MidAmerican Energy in the U.S. and Northern Electric in the U.K., the Company provides electric service to 2.2 million customers and natural gas service to 1.2 million customers worldwide. Through CalEnergy, MidAmerican's independent power production and non-regulated business subsidiaries, and MidAmerican Energy's utility operations, MidAmerican manages and owns interests in approximately 8,300 net megawatts of diversified power generation facilities in operation, construction and development. Information about MidAmerican and its three principal subsidiary companies is available on the Internet at http://www.midamerican.com.






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September 29, 1999



VIA EDGAR



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C.  20549


Subject:        MidAmerican Energy Holdings Company,
                Current Report on Form 8-K


Dear Commission:

Pursuant to Regulation S-T, MidAmerican Energy Holdings Company an Iowa corporation, electronically files herewith via EDGAR a Current Report on Form 8-K. Please call me (collect) at 515/242-4099 with regard to any questions that you may have. Thank you.

Sincerely,


/s/ Paul J. Leighton
Paul J. Leighton
Vice President Corporate Law and
Assistant General Counsel



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